Common Stock	9 Months Ended
Jun. 30, 2015
Common Stock [Abstract]
Common Stock

10. Common Stock

As of June 30, 2015, a total of approximately 76,000 shares were committed for issuance and reflected as issued on the books of the Company, but stock certificates were not issued due to certain administrative and documentation requirements. The shares of common stock were in respect of the following: (a) the receipt of cash proceeds from an investor for $6,000, or $5.00 per share, (b) the receipt of cash proceeds totaling approximately $294,000 from the exercise of stock options at a price of $7.50 per share, (c) the issuance of a stock award pursuant to a consulting agreement valued at $95,000 or $9.50 per share, (d) the payment of bonus incentive for $100,000 or $4.50 per share, and (e) the issuance of stock for services amounting to $25,000 or $7.50 per share. Certificates for these shares committed for issuance are expected to be issued during fiscal year 2015.

On June 9, 2015, the Company’s stockholders approved to increase the number of: (i) shares of common stock authorized for issuance from 500 million to 700 million, and (ii) shares of common stock reserved for issuance under the Company’s Amended and Restated 2010 Omnibus Equity Compensation Plan (“Omnibus Plan”) from 1 million to 3 million.